Other non-current assets	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets	Other non-current assets
Other non-current assets comprise:

(€ million)	2019	2018	2017	(a)	2017
Available-for-sale financial assets	—	—	—		2,182
Financial assets recognized under the fair value option	—	—	—		336
Equity instruments at fair value through other comprehensive income	380	1,037	1,389		—
Debt instruments at fair value through other comprehensive income	403	359	199		—
Other financial assets at fair value through profit or loss	892	733	944		—
Pre-funded pension obligations (Note D.19.1.)	155	77	53		53
Long-term prepaid expenses	115	126	17		17
Long-term loans and advances and other non-current receivables (b)	685	620	699		713
Derivative financial instruments (Note D.20.)	37	19	63		63
Total	2,667	2,971	3,364		3,364

(a)
Balances as of December 31, 2017 have been reclassified to the new financial asset categories required under IFRS 9, applicable with effect from January 1, 2018 (see Note A.2.1.2. of the consolidated financial statements as of December 31, 2018).

(b)	Includes long-term loans and advances, and long-term tax receivables.

D.7.1 Equity instruments at fair value through other comprehensive income
Quoted equity investments
The main changes in the quoted equity investments included in the line “Equity instruments at fair value through other comprehensive income” are described below:

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Further to the announcement on April 8, 2019 of amendments to the terms of the agreement governing Sanofi’s equity interest in Alnylam, on May 2, 2019 Sanofi divested its entire holding of 10.6 million of Alnylam shares, representing approximately 10% of the company's capital. Proceeds from the divestment amounted to €706 million, net of taxes. The loss on the divestment was recognized in full in Other comprehensive income. This equity interest had a carrying amount of €671 million as of December 31, 2018.

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The entire equity interest held by Sanofi in MyoKardia, Inc. was divested during the first half of 2019. Proceeds from the divestment amounted to €118 million, net of taxes. The gain arising on the divestment was recognized in full in Other comprehensive income. This equity interest had a carrying amount of €178 million as of December 31, 2018.

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Following the restructuring of the collaboration with Onduo LLC finalized on November 11, 2019, Sanofi received from Onduo a dividend in the form of DexCom shares valued at $122 million. As of December 31, 2019, those shares had a carrying amount of €104 million.

A 10% decline in stock prices of the quoted equity investments included within “Equity instruments at fair value through other comprehensive income” would have had a negative pre-tax impact of €11 million on Other comprehensive income.
Unquoted equity investments
The line item “Equity instruments at fair value through other comprehensive income” also includes equity investments not quoted in an active market. The carrying amount of those investments was €266 million as of December 31, 2019 and €178 million as of December 31, 2018.
D.7.2 Debt instruments at fair value through other comprehensive income
The line item “Debt instruments at fair value through other comprehensive income” includes quoted euro-denominated senior bonds amounting to €403 million as of December 31, 2019, including €160 million of securities obtained in exchange for financial assets held to meet obligations to employees under post-employment benefit plans.
Sanofi held €359 million of listed senior bonds as of December 31, 2018 and €199 million as of December 31, 2017.
As regards debt instruments held to meet obligations to employees under post-employment benefit plans, a reduction of 10 basis points in market interest rates as of December 31, 2019 would have had a pre-tax impact of €3 million on Other comprehensive income.
As regards other quoted debt instruments, a reduction of 10 basis points in market interest rates as of December 31, 2019 would have had a pre-tax impact of €1 million on Other comprehensive income.
Other comprehensive income recognized in respect of “Equity instruments at fair value through other comprehensive income” and “Debt instruments at fair value through other comprehensive income” represented unrealized after-tax losses of €67 million as of December 31, 2019 and €148 million as of December 31, 2018.
An analysis of the change in gains and losses recognized in Other comprehensive income, and of items reclassified to profit or loss, is presented in Note D.15.7.
D.7.3. Other financial assets at fair value through profit or loss
The line item “Other financial assets at fair value through profit or loss” includes:

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Contingent consideration receivable by Sanofi following the dissolution of the Sanofi Pasteur MSD joint venture, based on a percentage of MSD’s future sales during the 2017-2024 period of specified products previously distributed by SPMSD (see Notes B.1. and D.12.).

The fair value of the MSD contingent consideration was determined by applying the royalty percentage stipulated in the contract to discounted sales projections. A reduction of one percentage point in the discount rate would increase the fair value of the MSD contingent consideration by approximately 2%.
Changes in the fair value of this contingent consideration are recognized in the income statement within the line item Fair value remeasurement of contingent consideration (see Note B.18.).
As of December 31, 2019, the contingent consideration asset amounted to €492 million (including a non-current portion of €398 million), versus €373 million (non-current portion: €309 million) as of December 31, 2018 and €342 million as of December 31, 2017. The movement during 2019 was due primarily to an adjustment of €178 million to the fair value of the asset to reflect revisions of sales forecasts.

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Financial assets held to meet obligations to employees under post-employment benefit plans, amounting to €198 million as of December 31, 2017. Those obligations, and the financial assets held to meet them, were partially outsourced during 2017. They were exchanged for debt instruments during 2018 (see Note D.7.2.).

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A portfolio of financial investments (amounting to €442 million as of December 31, 2019) held to fund a deferred compensation plan provided to certain employees (versus €363 million as of December 31, 2018 and €359 million as of December 31, 2017).

The equity investments in Voyager Therapeutics, Inc. and Impact Therapeutics, Inc. that were recognized as available-for-sale financial assets as of December 31, 2017 were reclassified in accordance with IFRS 9 as other financial assets at fair value through profit or loss as of January 1, 2018. Those investments were divested in the first half of 2018 for an amount of €34 million, and derecognized. A financial gain of €6 million was recognized (see Note D.29.).